The Lutheran Brotherhood Family of Funds

Supplement to Prospectus Dated December 31, 2001
Relating to
Lutheran Brotherhood Opportunity Growth Fund
Lutheran Brotherhood Growth Fund
Lutheran Brotherhood Fund
Lutheran Brotherhood Value Fund

The paragraphs under the headings “LB Opportunity Growth Fund,” “LB Growth Fund,” “LB Fund,” and “LB Value Fund” on Page 24 of the prospectus are deleted and replaced with the following paragraphs:

Andrea J. Thomas serves as portfolio manager of Lutheran Brotherhood Opportunity Growth Fund. Ms. Thomas also serves as portfolio manager of the Opportunity Growth Portfolio of LB Series Fund, Inc. From 1997 to 2002, Ms. Thomas served as the associate portfolio manager for Lutheran Brotherhood Mid Cap Growth Fund, the Mid Cap Growth Portfolio of LB Series Fund, Lutheran Brotherhood Opportunity Growth Fund, and the Opportunity Growth Portfolio of LB Series Fund.

Scott A. Vergin serves as portfolio manager of Lutheran Brotherhood Growth Fund. Mr. Vergin also has served as portfolio manager of the Growth Portfolio of LB Series Fund since 1994.

Frederick L. Plautz serves as portfolio manager of Lutheran Brotherhood Fund. Mr. Plautz has served as portfolio manger for The AAL Capital Growth Fund since 1995, and he also has served as co-portfolio manager of The AAL Balanced Fund since 1997 and portfolio manager of AAL Capital Growth Portfolio of AAL Variable Products Series Fund, Inc. since 2001.

Lewis A. Bohannon serves as portfolio manager of Lutheran Brotherhood Value Fund. Mr. Bohannon also has served as portfolio manger for The AAL Equity Income Fund since 1995, the AAL Equity Income Portfolio of AAL Variable Products Series Fund since 2001, and the Value Portfolio of LB Series Fund since 2002.

February 28, 2002

PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS